CONSENT OF INDEPENDENT AUDITORS


We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights"  in the  Prospectus  and  "Auditors"  in the Statement of Additional
Information both included in Post-Effective Amendment Number 10 to the Registration Statement (Form N-1A, No. 333-18653) of Dean Family of Funds and to the use of our report dated May 9, 2003, incorporated by reference therein.



Cincinnati, Ohio
July 25, 2003

                                                              ERNST & YOUNG LLP